EXHIBIT 32.1
            Section 1350 Certification -- Principal Executive Officer

                 Citizens Financial Corporation and Subsidiaries

                  In connection with the Annual Report on Form 10-K of Citizens Financial Corporation (the "Company") for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Darrell R. Wells, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. s.s. 1350, as adopted pursuant to s.s. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                              By:       /s/ Darrel R. Wells
                                        ----------------------------------------
                                        Darrell R. Wells
                                        President and Chief Executive Officer

Date: April 27, 2004